SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 10, 2010
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2010, the Board of Directors (the “Board”) of Discovery Laboratories, Inc. (the “Company”) appointed Bruce Peacock as a director of the Company, effective immediately.  Mr. Peacock has not been appointed to serve on a committee of the Board.  Prior to his appointment to the Board, Mr. Peacock was not a related person to the Company and there is no transaction or other arrangement involving the Company in which Mr. Peacock or any related person to Mr. Peacock has or will have a direct or indirect material interest.

Under the Company’s 2007 Equity Incentive Plan, Mr. Peacock received a grant of options to purchase 40,000 shares of the Company’s Common Stock, par value $0.001, at an exercise price of $0.24 per share (subject to customary antidilution adjustments), representing the closing price of the Company’s Common Stock on the date of grant, September 10, 2010.  The options will vest in full on the first anniversary of the date of grant.  Mr. Peacock and the Company will also enter into an indemnification agreement, the form of which is attached hereto as Exhibit 99.1.

Also on September 10, 2010, the Board adopted a resolution expanding the Board from five to six directors.  On September 15, 2010, the Company issued a press release announcing the appointment of Mr. Peacock to the Board.  The press release is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Indemnification Agreement dated as of September 10, 2010 by and between the Company and Bruce Peacock

99.2	Press release dated September 15, 2010

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ W. Thomas Amick
Name:	W. Thomas Amick
Title:	Chairman of the Board and Interim
Chief Executive Officer

Date:  September 15, 2010